UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 15, 2004
                                                           ---------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                   13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS empoyer
jurisdiction of                                                 identification
incorporation)                                                  no.)


            1400 Union Meeting Road,
            Blue Bell, Pennsylvania                                   19422
---------------------------------------                              --------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                        Description

            99.1                Press release issued by C&D Technologies, Inc.
                                (the "Company") dated March 15, 2004



Item 12. Results of Operations and Financial Condition.

     On March 15,2004, the Company issued a press release regarding the Company's financial results for its fourth quarter and fiscal year ended January 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:   March 15, 2004                     By:/s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated March 15, 2004 issued by the Company.